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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

CLEAN DIESEL TECHNOLOGIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
to be Held August 25, 2016

Dear Stockholder of Clean Diesel Technologies, Inc.:

        You are invited to attend the Special Meeting (the "Special Meeting") of the stockholders of Clean Diesel Technologies, Inc., a Delaware corporation ("CDTi"), to be held on August 25, 2016, at 10:00 a.m. Pacific Time, at CDTi's corporate headquarters located at 1621 Fiske Place, Oxnard, California 93033, U.S.A. to consider and vote upon the following items:

  1.
  To approve, in exchange for outstanding promissory notes and other evidences of debt (the "Kanis Notes") in the aggregate principal amount of $7,500,000 plus accrued but unpaid interest thereon (the "Kanis Indebtedness"), the issuance of a number of shares of CDTi's common stock determined by dividing the Kanis Indebtedness as of the date of the exchange by $1.6215;

  2.
  To approve, in exchange for an outstanding promissory note (the "Bell Note") in the aggregate principal amount of $500,000 plus accrued but unpaid interest thereon (the "Bell Indebtedness"), the issuance of a number of shares of CDTi's common stock determined by dividing the Bell Indebtedness as of the date of the exchange by $1.6215; and

  3.
  To transact any other business that may properly come before the Special Meeting or any adjournments or postponements of the Special Meeting.

        These items of business are more fully described in the Proxy Statement accompanying this Notice.

        YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ISSUANCE OF THE SHARES OF OUR COMMON STOCK IN EXCHANGE FOR OUTSTANDING PROMISSORY NOTES AS OUTLINED IN THE ACCOMPANYING PROXY STATEMENT.

        It is important that your shares be represented and voted at the Special Meeting. Whether or not you attend the Special Meeting, please vote your shares promptly to ensure your representation at the Special Meeting by completing and returning your proxy card (or by voting on the Internet or by telephone). If you have any questions about how to vote your shares, please see the section "How do I vote?" under "Questions and Answers about this Proxy Statement and Voting" in the accompanying Proxy Statement.

        The record date for the Special Meeting is July 18, 2016. Only stockholders of record at the close of business on that date may vote at the Special Meeting or any adjournment or postponement thereof.

By order of the Board of Directors,

Matthew Beale Chief Executive Officer
Oxnard, California [•], 2016

Important Notice regarding the Availability of Proxy Materials for the
Special Meeting to be Held on August 25, 2016.

The Proxy Statement and Directions to the Special Meeting
are available on the Internet at: www.cdti.com/proxy

CLEAN DIESEL TECHNOLOGIES, INC.

PROXY STATEMENT FOR THE SPECIAL MEETING OF STOCKHOLDERS

 QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT AND VOTING

Why did I receive these proxy materials?

        We are providing these proxy materials in connection with the solicitation by the Board of Directors (the "Board") of Clean Diesel Technologies, Inc., a Delaware corporation (sometimes referred to as "we," "our," "us," the "Company" or "CDTi"), of proxies to be voted at our Special Meeting of Stockholders (the "Special Meeting") and at any adjournment or postponement thereof.

        You are invited to attend the Special Meeting, which will take place on August 25, 2016, beginning at 10:00 a.m., Pacific Time, at our corporate headquarters located at 1621 Fiske Place, Oxnard, California 93033, U.S.A. Directions to the Special Meeting may be found at www.cdti.com/proxy. Stockholders will be admitted to the Special Meeting beginning at 9:30 a.m., Pacific Time. Seating will be limited.

        We first mailed this Proxy Statement and accompanying proxy card on July 25, 2016 to stockholders of record entitled to vote at the Special Meeting.

Who is entitled to attend the Special Meeting?

        Stockholders of record and beneficial owners as of July 18, 2016 are invited to attend the Special Meeting. If your shares are held in the name of a broker, bank or other holder of record and you plan to attend the Special Meeting, you must present proof of your ownership of CDTi stock, such as a bank or brokerage account statement, to be admitted to the Special Meeting.

Who is entitled to vote at the Special Meeting?

        Only stockholders of record at the close of business on July 18, 2016 (the "Record Date"), are entitled to vote at the Special Meeting. On the Record Date, there were [    •    ] shares of CDTi's common stock, par value $0.01 per share ("Common Stock"), outstanding and entitled to vote. Each share of Common Stock is entitled to one vote on each matter properly brought before the Special Meeting.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

        If on July 18, 2016 your shares were registered directly in your name with CDTi's transfer agent, American Stock Transfer & Trust Company, LLC, then you are the "stockholder of record." Whether or not you plan to attend the Special Meeting, we urge you to fill out and return the enclosed proxy card or vote via the Internet or by telephone to ensure your vote is counted.

        If on July 18, 2016 your shares were held in a stock brokerage account or by a bank or other similar organization, then you are considered the "beneficial owner" of those shares. These proxy materials have been forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Special Meeting. As the beneficial owner, you have the right to direct your broker, bank or other agent how to vote the shares in your account. You are also invited to attend the Special Meeting. However, because you are not the stockholder of record, you may not vote your shares in person at the Special Meeting unless you request and obtain a valid proxy from your broker, bank or other agent.

What am I voting on?

        There are two matters scheduled for a vote:

  •
  To approve, in exchange for outstanding promissory notes and other evidences of debt (the "Kanis Notes") in the aggregate principal amount of $7,500,000 plus accrued but unpaid interest thereon (the "Kanis Indebtedness"), the issuance of a number of shares of Common Stock determined by dividing the Kanis Indebtedness as of the date of the exchange by $1.6215 (the "Kanis Stock Issuance"); and

  •
  To approve, in exchange for an outstanding promissory note (the "Bell Note") in the aggregate principal amount of $500,000 plus accrued but unpaid interest thereon (the "Bell Indebtedness"), the issuance of a number of shares of Common Stock determined by dividing the Bell Indebtedness as of the date of the exchange by $1.6215 (the "Bell Stock Issuance" and together with the Kanis Stock Issuance, the "Stock Issuances").

        If any other business is properly presented at the Special Meeting, your proxy card grants authority to the proxy holders to vote on such matters in their discretion.

How do I vote?

Stockholders of record; shares registered directly in your name.

        If you are a stockholder of record, you may vote in person at the Special Meeting or vote by proxy using the enclosed proxy card, the Internet or telephone. Whether or not you plan to attend the Special Meeting, we urge you to vote by proxy to ensure your vote is counted. Even if you have already voted by proxy, you may still attend the Special Meeting and vote in person, if you choose.

  •
  To vote in person, attend the Special Meeting and we will give you a ballot during the Special Meeting.

  •
  To vote using the proxy card, please complete, sign and date the proxy card and return it in the prepaid envelope. If you return your signed proxy card to us before the Special Meeting, we will vote your shares as you direct. If you do not have the prepaid envelope, please mail your completed proxy card to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, U.S.A.

  •
  To vote via the telephone, you can vote by calling the toll-free telephone number on your proxy card. Please have your proxy card handy when you call. Easy-to-follow voice prompts will allow you to vote your shares and confirm that your instructions have been properly recorded. If you are located outside the United States, see your proxy card for additional instructions.

  •
  To vote via the Internet, please go to www.voteproxy.com and follow the instructions. Please have your proxy card handy when you go to the website. As with telephone voting, you can confirm that your instructions have been properly recorded.

        Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day until 11:59 p.m. Eastern Time on Wednesday, August 24, 2016. After that, Internet and telephone voting will be closed, and if you want to vote your shares you will either need to ensure that your proxy card is received by the Company before the date of the Special Meeting or attend the Special Meeting to vote your shares in person.

Beneficial owners; shares held in account at brokerage, bank or other organization.

        If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from CDTi. Simply complete and mail the proxy card as directed in those voting instructions to ensure that your vote is counted. Alternatively, you may vote by telephone or over the Internet as instructed by your broker or bank or other agent. To vote in person at the Special Meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a proxy form.

What if I return a proxy card but do not make specific choices?

        If your card does not indicate your voting preferences and you are a stockholder of record, the persons named in the proxy card will vote the shares represented by your proxy card as recommended by the Board. CDTi does not expect that any matters other than the Stock Issuances will be brought before the Special Meeting. If any other matter is properly presented at the Special Meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using their best judgment. If you own shares through your broker, bank, or other holder of record, you must instruct your bank, broker or other holder of record how to vote in order for them to vote your shares so that your vote can be counted for the Stock Issuances.

What can I do if I change my mind after I vote?

        If you are a stockholder of record, you can revoke your proxy at any time before the final vote at the Special Meeting by:

  •
  giving written notice that you are revoking your proxy to the Secretary, Clean Diesel Technologies, Inc., 1621 Fiske Place, Oxnard, California, 93033, U.S.A.;

  •
  delivering a properly completed proxy card with a later date, or vote by telephone or on the Internet at a later date (we will vote your shares as directed in the last instructions properly received from you prior to the Special Meeting); or

  •
  attending and voting by ballot at the Special Meeting (note, simply attending the Special Meeting will not, by itself, revoke your proxy).

        If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker, bank or other organization that is the holder of record and following its instructions.

        Please note that to be effective, your new proxy card, Internet or telephonic voting instructions or written notice of revocation must be received by the Secretary prior to the Special Meeting and, in the case of Internet or telephonic voting instructions, must be received before 11:59 p.m. Eastern Time on Wednesday, August 24, 2016.

What shares are included on the proxy card?

        If you are a stockholder of record, you will receive only one proxy card for all the shares you hold of record in certificate form and in book-entry form.

        If you are a beneficial owner, you will receive voting instructions from your broker, bank or other organization that is the holder of record.

Is there a list of stockholders entitled to vote at the Special Meeting?

        The names of stockholders of record entitled to vote at the Special Meeting will be available at the Special Meeting and for ten days prior to the Special Meeting for any purpose relevant to the Special Meeting, by contacting the Secretary of CDTi.

How are votes counted?

        Votes will be counted by the Inspector of Election appointed for the Special Meeting, who will separately count "For" and "Against" votes, and broker non-votes. Abstentions will have the same effect as votes "Against" these proposals.

What is a broker non-vote?

        If your shares of Common Stock are held in an account at a brokerage firm, bank, broker-dealer or other similar organization, then you are the beneficial owner of shares held in "street name" and you should have received these proxy materials from that organization rather than us. The organization holding your shares is considered the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct the organization holding your shares on how to vote the shares held in your account using the voting instructions received from such organization. You may vote in person at the Special Meeting only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares at the Special Meeting.

        If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote your uninstructed shares on "routine" matters but cannot vote on "non-routine" matters. The approval of the Stock Issuances is not considered a "routine" matter under applicable rules. If the organization that holds your shares does not receive instructions from you on how to vote your shares on the Stock Issuances, the organization that holds your shares may not vote such uninstructed shares on the Stock Issuances.

What is the quorum requirement for the Special Meeting?

        A quorum of stockholders is necessary to hold a valid Special Meeting. A quorum will be present if the holders of at least one-third (1/3) of the outstanding shares are represented by proxy or by stockholders present and entitled to vote at the Special Meeting. On the Record Date, there were [    •    ] shares outstanding and entitled to vote. Thus, [    •    ] shares must be represented by proxy or by stockholders present and entitled to vote at the Special Meeting. Abstentions are counted as present and entitled to vote for purposes of determining a quorum, however broker non-votes are not counted.

        If there is no quorum, the chairman or secretary of the Special Meeting may adjourn the Special Meeting to another time or date.

How many votes are required to approve the Stock Issuances?

        Each share of Common Stock that is outstanding as of the record date is entitled to one vote on each matter to be presented at the Special Meeting. The approval of the Kanis Stock Issuance will require the affirmative vote of a majority of the shares of Common Stock casting votes in person or by proxy on Proposal No. 1 at the Special Meeting and entitled to vote thereon. The approval of the Bell Stock Issuance will require the affirmative vote of a majority of the shares of Common Stock casting votes in person or by proxy on Proposal No. 2 at the Special Meeting and entitled to vote thereon. Abstentions will have the same effect as votes against these proposals.

How will my shares be voted at the Special Meeting?

        At the Meeting, the persons named in the proxy card will vote your shares as you instruct. If you sign your proxy card and return it without indicating how you would like to vote your shares, and you are a stockholder of record, your proxy will be voted as the Board recommends, which is:

  •
  FOR the approval, in exchange for the Kanis Notes, of the issuance of a number of shares of Common Stock determined by dividing the Kanis Indebtedness as of the date of the exchange by $1.6215; and

  •
  FOR the approval, in exchange for the Bell Note, of the issuance of a number of shares of Common Stock determined by dividing the Bell Indebtedness as of the date of the exchange by $1.6215.

Do I have cumulative voting rights?

        No, our Certificate of Incorporation does not provide for cumulative voting.

Am I entitled to dissenters' or appraisal rights?

        No, our stockholders are not entitled to dissenters' rights or appraisal rights under the Delaware General Corporation Law for the matters being submitted to stockholders at the Special Meeting.

Could other matters be decided at the Special Meeting?

        At the date of this Proxy Statement, we did not know of any matters to be considered at the Special Meeting other than the items described in this Proxy Statement. If any other business is properly presented at the Special Meeting, your proxy card grants authority to the proxy holders to vote on such matters in their discretion.

Can I access the proxy materials via the Internet?

        Our proxy materials are available on our website at www.cdti.com/proxy. Instead of receiving future proxy statements and accompanying materials by mail, most stockholders can elect to receive an e-mail that will provide electronic links to them. Opting to receive your proxy materials online will save us the cost of producing documents and mailing them to your home or business, and also gives you an electronic link to the proxy voting site.

        Stockholders of Record:    You may enroll in the electronic proxy delivery service at any time by accessing your stockholder account at www.amstock.com and following the enrollment instructions.

        Beneficial Owners:    You also may be able to receive copies of these documents electronically. Please check the information provided in the proxy materials sent to you by your broker, bank or other holder of record regarding the availability of this service.

Who will pay for the cost of this proxy solicitation?

        CDTi will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees in person or by telephone, electronic transmission and facsimile transmission or by other means of communication. Directors, officers or employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to the beneficial owners.

        We have retained D.F. King to act as proxy solicitor for the Special Meeting for a fee of $8,500 plus reasonable out-of-pocket expenses.

When are stockholder proposals or nominations due for next year's Annual Meeting?

        In accordance with CDTi's By-laws, if you wish to submit a proposal for consideration at next year's Annual Meeting but are not requesting that such proposal be included in next year's proxy materials, or if you wish to nominate a person for election to the Board at next year's annual meeting, your notice of such a proposal or nomination must be submitted in writing and delivered to, or mailed and received at, the principal executive offices of the Company not later than 90 days nor earlier than 150 days before the one year anniversary of the 2016 Annual Meeting of Stockholders. Accordingly, any such proposal or nomination must be received by the Secretary no later than February 20, 2017 (but no earlier than December 22, 2016), and should be delivered or mailed to the following address: Secretary, Clean Diesel Technologies, Inc., 1621 Fiske Place, Oxnard, California 93033, U.S.A.

        In order to be properly submitted to the Secretary of the Company, a proposal or nomination by a CDTi stockholder must contain specific information as required under CDTi's By-laws, including without limitation (i) the name and address of the stockholder making the proposal, (ii) the class and number of shares that are owned of record or beneficially owned by such stockholder, (iii) any material interest of such stockholder in the proposal, and (iv) certain information regarding the proposal or director nominee and such nominee's relationship to the proposing stockholder. If you would like a copy of CDTi's current By-laws, please write to the Secretary, Clean Diesel Technologies, Inc., 1621 Fiske Place, Oxnard, California 93033, U.S.A. CDTi's current By-laws may also be found on the Company's website at www.cdti.com.

        To be considered for inclusion in CDTi's proxy statement and form of proxy for the 2017 Annual Meeting of Stockholders, your stockholder proposal must be submitted in writing by December 4, 2016 to the Secretary, Clean Diesel Technologies, Inc., 1621 Fiske Place, Oxnard, California 93033, U.S.A.

        Without limiting the advance notice provisions in the Company's By-laws, which contain procedures that must be followed for a matter to be properly presented at an annual meeting, CDTi management who are proxy holders will have discretionary authority to vote all shares for which they hold proxies with respect to any stockholder proposal or nomination received after the deadline for such proposals or nominations set forth in the By-laws. Such discretionary authority may be exercised to oppose a proposal or nomination made by a stockholder.

How can I find out the results of the voting at the Special Meeting?

        Preliminary voting results will be announced at the Special Meeting. Final voting results will be reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission.

Do the share numbers and per share prices in this Proxy Statement account for the proposed 1-for-5 reverse stock split and reduction in the authorized shares of Common Stock?

        Yes, all share numbers and per share prices in this proxy statement give effect to the 1-for-5 reverse split of the Common Stock and reduction in the authorized shares of Common Stock from 99,900,000 to 19,900,000 that will occur on or around [    •    ], 2016.

 PROPOSAL NO. 1

APPROVAL OF ISSUANCE OF SHARES

Description of Kanis Stock Issuance and Vote Required

        On June 30, 2016, CDTi entered into a letter agreement (the "Kanis Exchange Agreement") with Kanis S.A., a British Virgin Islands corporation ("Kanis"), pursuant to which the Company agreed to an exchange with Kanis of an aggregate of $7,500,000 in principal amount of outstanding promissory notes and other evidences of debt held by Kanis (the "Kanis Notes") plus accrued but unpaid interest thereon (the "Kanis Indebtedness"), for a number of shares of Common Stock determined by dividing the Kanis Indebtedness as of the date of the exchange by $1.6215 (the "Kanis Exchange"). The terms and provisions of the Kanis Notes are further described below. On the date of the settlement of the Kanis Exchange (the "Kanis Settlement Date") Kanis will cause delivery of the Kanis Notes to CDTi, and CDTi will cause delivery to Kanis of the number of shares of Common Stock (the "Kanis Exchange Shares") equal to (a) the Kanis Indebtedness as of the Kanis Settlement Date divided by (b) $1.6215 (the "Exchange Price").

        Our Common Stock is listed on The NASDAQ Capital Market ("Nasdaq") and trades under the ticker symbol CDTI. The rules governing companies with securities listed on Nasdaq require stockholder approval prior to the issuance of securities when the issuance or potential issuance of securities will result in a change of control of the Company. This requirement is set forth in Nasdaq Marketplace Rule 5635(b). Nasdaq defines a change of control as occurring when, as a result of an issuance, an investor or a group would own, or have the right to acquire 20% or more of the outstanding shares of common stock or voting power of a company, and such ownership or voting power would be the largest ownership position. The issuance of the Kanis Exchange Shares will result in Kanis being the largest owner of Common Stock in an amount greater than 50% of the issued and outstanding shares of Common Stock.

        Settlement of the Kanis Exchange is conditioned on approval by the Company's stockholders of the issuance of the Kanis Exchange Shares in accordance with the requirements of the Nasdaq Marketplace Rules as outlined above, by the affirmative vote of a majority of the shares of Common Stock casting votes in person or by proxy on this proposal at the Special Meeting and entitled to vote thereon. Settlement of the Kanis Exchange is also conditioned on the absence, as of the Kanis Settlement Date, of any claim demand, cause of action, suit, proceeding, arbitration, hearing or investigation, or any judgment, order, award, writ, injunction or decree, of any nature or type threatened, pending or made by or before any governmental body that questions or challenges the lawfulness of the Kanis Exchange under any law or regulation or seeks to delay, restrain or prevent the Kanis Exchange. In addition, settlement of the Kanis Exchange is conditioned on the absence, as of the Kanis Settlement Date, of any condition or fact that, individually or in the aggregate, has or reasonably may be expected to result in a change, effect, event or circumstance that is, or would reasonably be expected to be, materially adverse to the assets, operations or condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole, excluding any changes, effects, events or circumstances related to or resulting from (i) general economic, banking, currency, capital market, regulatory, political, environmental or other similar conditions (including acts of war, declared or undeclared, armed hostilities, terrorism, weather conditions or other force majeure events), (ii) general business or economic conditions affecting the industries in which the Company operates, or (iii) the taking of any action expressly contemplated by the Kanis Exchange Agreement; provided that, in each of the cases of clauses (i) and (ii), such changes do not have a materially disproportionate effect on the Company in the aggregate relative to other participants in the industries in which the Company operates.

        The Kanis Exchange Agreement may be terminated at any time prior to the settlement of the Kanis Exchange, and the Kanis Exchange may be abandoned, notwithstanding any prior receipt of the requisite approval of the Company's stockholders, as follows: by mutual agreement of Kanis and the

Company; by either party if the settlement of the Kanis Exchange does not occur on or before the close of business on September 15, 2016 (the "Kanis End Date") for any reason (provided that the foregoing right to terminate shall not be available to any party whose action or failure to act has been a principal cause of or resulted in the failure of the settlement of the Kanis Exchange to occur on or before the Kanis End Date and such action or failure to act constitutes a breach of the Kanis Exchange Agreement); by either party if a governmental body shall have issued an order, decree or ruling or taken any other action, in any case having the effect of permanently restraining, enjoining or otherwise prohibiting the Kanis Exchange, which order, decree, ruling or other action is final and non-appealable; by either party if the requisite approval of the Company's stockholders for the issuance of the Kanis Exchange Shares is not obtained at the Special Meeting (provided that the foregoing right to terminate shall not be available to any party whose action or failure to act has been a principal cause of or resulted in the failure to obtain the requisite approval of the Company's stockholders for the issuance of the Kanis Exchange Shares and such action or failure to act constitutes a breach of the Kanis Exchange Agreement); or by the Company concurrently with the Company's repayment in full of the Kanis Notes.

        Under the terms of the Kanis Exchange Agreement, the Company also agrees, if the settlement of the Kanis Exchange occurs, to use its commercially reasonable efforts to raise at least $5,000,000 of additional capital through the sale of equity or equity-linked securities as soon as practicable following the Kanis Settlement Date and in any event on or before December 31, 2016. CDTi will seek a separate approval of its stockholders for such transaction if required under applicable law and the Nasdaq Marketplace Rules.

Purpose and Effect of the Kanis Exchange

        Our Board unanimously approved the Company's entry into the Kanis Exchange Agreement and the issuance of the Kanis Exchange Shares for the Kanis Notes on June 29, 2016. Our Board believes it is in the best interests of the Company and our stockholders to reduce our outstanding indebtedness by consummating the Kanis Exchange, thereby strengthening the Company's balance sheet. As such, the primary purpose of the proposed Kanis Exchange is to increase the Company's financial strength by reducing the outstanding debt and enhancing its ability to invest its available cash in operating activities.

        On the Settlement Date Kanis will cause delivery of the Kanis Notes to CDTi, and CDTi will cause delivery to Kanis of the Kanis Exchange Shares. If settlement of the Kanis Exchange occurs on August 30, 2016, the third business day following the Special Meeting, the Kanis Indebtedness would total approximately $7,900,000 (consisting of $7,500,000 of principal and $400,000 of accrued but unpaid interest) and the Company would issue approximately 4,872,032 shares of Common Stock (consisting of 4,625,347 shares in connection with the principal amount underlying the Kanis Notes, and 246,685 shares in connection with accrued but unpaid interest underlying the Kanis Notes), representing approximately [    •    ]% of the issued and outstanding shares of Common Stock after such issuance, in exchange for the Kanis Notes.

        The Kanis Exchange Shares would be part of the existing class of Common Stock and, if and when issued, would have the same rights and privileges as the shares of Common Stock presently issued and outstanding. The holders of Common Stock are not entitled to preemptive rights or cumulative voting.

        CDTi is authorized to issue 19,900,000 shares of Common Stock and 100,000 shares of preferred stock, par value $0.01 per share ("Preferred Stock"). As of the Record Date, [    •    ] shares of Common Stock were issued and outstanding, [    •    ] shares of Common Stock were reserved for issuance upon exercise of outstanding options and vesting of restricted stock unit awards, [    •    ] shares of Common Stock were reserved for exercise of outstanding warrants, [    •    ] shares of Common Stock were reserved for future issuance under existing equity incentive plans, and [    •    ] shares of Common Stock were reserved for issuance upon conversion of convertible notes. Settlement of the Kanis Exchange will increase the number of shares of Common Stock issued and outstanding by the number of Kanis Exchange Shares, resulting in dilution of the percentage ownership of the Company held by current stockholders. Settlement of the Kanis Exchange will also result in a change of control of the Company with Kanis being the largest owner of Common Stock in an amount greater than 50% of the issued and outstanding shares of Common Stock. As a result, Kanis will be able to determine, among other matters presented to our stockholders for a vote, the individuals elected to our Board.

        In addition, settlement of the Kanis Exchange will enable the Company to mandatorily convert the outstanding principal balance under a Convertible Promissory Note in the original principal amount of $500,000 (the "Haldor Note") issued by the Company on June 30, 2016 to Haldor Topsøe A/S, a company organized under the laws of Denmark ("Haldor"), into a number of shares of Common Stock determined by dividing the outstanding principal balance thereunder by the Exchange Price, provided that the Common Stock continues to be listed on Nasdaq and the Company is not in default under the Haldor Note. The Company intends to exercise its right to mandatorily convert the outstanding principal balance under the Haldor Note following settlement of the Kanis Exchange. The Company issued the Haldor Note under a Note Purchase Agreement entered into with Haldor on June 30, 2016, pursuant to which it also issued a Senior Convertible Promissory Note (the "Haldor Senior Note" and together with the Haldor Note, the "Haldor Convertible Notes") in the principal amount of $750,000. The Haldor Convertible Notes provide for interest at a rate of 8% per annum, mature on December 31, 2016 (the "Maturity Date") and bear no prepayment penalty. The Haldor Convertible Notes provide that they shall at no time be convertible into more than 779,350 shares (subject to adjustment for stock splits, reverse stock splits, and similar events) of Common Stock and/or other securities convertible or exercisable for such number of shares of Common Stock.

Description of Kanis Notes

        We entered into the following transactions involving the issuance of the Kanis Notes:

  $1.5 Million, 8% Shareholder Note Due 2018

        On December 30, 2010, the Company executed a Loan Commitment Letter with Kanis pursuant to which Kanis loaned the Company $1,500,000. The loan is unsecured and bears interest on the unpaid principal at a rate of 6%, with interest only payable quarterly in arrears, commencing March 31, 2011. In addition to principal and accrued interest, the Company was obligated to pay Kanis at maturity a "Payment Premium" ranging from $100,000 to $200,000 based proportionally on the number of days that the loan remains outstanding. There is no prepayment penalty. The loan originally matured on June 30, 2013. On January 30, 2013, the Company and Kanis agreed to amend certain terms of the loan to change the maturity date from June 30, 2013 to June 30, 2015 and to increase the interest rate from 6% to 8% beginning on June 30, 2013. In addition, the payment premium due under this note was changed to a fixed amount of $250,000 with $100,000 payable on June 30, 2013 and the remaining amount payable at maturity on June 30, 2015. On November 11, 2014, the Company entered into a letter agreement with Kanis whereby Kanis agreed to amend the terms of this loan, such that the maturity date and payment premium due on June 30, 2015 were extended to October 1, 2016. On October 7, 2015, the Company entered into a letter agreement with Kanis whereby Kanis agreed to amend the terms of this loan, such that the maturity date was extended to October 1, 2018.

        On June 28, 2013, the Company and Kanis entered into a letter agreement pursuant to which Kanis agreed that the $100,000 payment premium due June 30, 2013 and $135,000 in accrued interest on the loan payable to Kanis as of June 30, 2013 could be paid, at the option of the Company, in cash or by issuance of equity securities of the Company. On July 3, 2013, concurrent with the closing of its public offering, the Company issued to Kanis 37,600 shares of Common Stock and warrants to purchase up to 18,800 shares of Common Stock at $6.25 per share, in satisfaction of the payment premium and accrued interest, as described above.

        In connection with the original loan, the Company issued Kanis warrants to acquire 5,000 shares of Common Stock at $52.00 per share. In connection with a letter agreement, dated November 11, 2014, the Company issued Kanis warrants to acquire 16,000 shares of Common Stock at $8.75 per share. In connection with a letter agreement, dated October 7, 2015, the Company agreed to amend the terms of certain outstanding warrants issued to Kanis in order to (i) extend the expiration date until November 11, 2019 and, (ii) with respect to warrants to purchase up to 15,000 shares, in total, of Common Stock, reduce the exercise price to $8.75 per share.

        On April 1, 2016, the Company and Kanis entered into an Amendment to Loan Agreement whereby the parties agreed that (1) Kanis will have the right to convert the principal balance and accrued but unpaid interest under the loan into Common Stock at a conversion price equal to the lower of $3.60 (the closing price of Common Stock on March 31, 2016) and the closing price on the date when Kanis sends written notice to the Company exercising its conversion right, and (2) the Company will have the right to mandatorily convert the principal balance and accrued but unpaid interest under the loan into Common Stock on the due date of the loan or earlier upon the occurrence of a strategic investment in the Company or a public stock offering (a "Liquidity Event"), at a conversion price equal to the lower of $3.60 (the closing price of Common Stock on March 31, 2016) and a 25% discount to the price per share in the Liquidity Event.

  $3.0 Million, 8% Subordinated Convertible Shareholder Notes Due 2018

        On April 11, 2011, the Company entered into a Subordinated Convertible Notes Commitment Letter with Kanis that provided for the sale and issuance by the Company of 8% subordinated convertible notes (the "Convertible Notes"). As provided in this commitment letter, on May 6, 2011 Kanis purchased from the Company at par $3,000,000 aggregate principal amount of the Convertible Notes, which bear interest at a rate of 8% per annum, payable quarterly in arrears.

        The Convertible Notes have a stated maturity of five years from the date of issuance. The original agreement allowed for the acceleration of the maturity of the Convertible Notes if: (i) the Company was in breach of the Convertible Notes or other agreements with Kanis, or (ii) Kanis provided written notice, not less than 30 days prior to such date, that it elected to accelerate the maturity to a date not earlier than November 11, 2012. On February 16, 2012, the Company and Kanis agreed to amend the terms of the Convertible Notes to modify the early redemption date from November 11, 2012 to May 12, 2013. On January 30, 2013, the Company and Kanis entered into a letter agreement regarding the Convertible Notes whereby Kanis agreed not to accelerate the maturity of these notes during the 2013 calendar year and on March 21, 2014, the Company and Kanis entered into another letter agreement whereby Kanis agreed not to accelerate the maturity of these notes prior to July 1, 2015. On November 11, 2014, the Company entered into a letter agreement with Kanis whereby Kanis agreed to amend the terms of this loan, such that the maturity date was extended to October 1, 2016 and the early redemption feature was removed. On October 7, 2015, the Company entered into a letter agreement with Kanis whereby Kanis agreed to amend the terms of this loan, such that the maturity date was extended to October 1, 2018.

        The Convertible Notes also provide that the Company has the option to redeem the Convertible Notes at any time at a price equal to 100% of the face amount plus accrued and unpaid interest through the date of redemption. There is no prepayment penalty. The Convertible Notes are unsecured obligations of the Company and subordinated to existing and future secured indebtedness of the Company.

        The outstanding principal balance of the Convertible Notes plus accrued and unpaid interest were convertible into shares of Common Stock at an initial conversion price equal to $35.22 per share, which was 120% of the closing bid price per share of Common Stock on April 8, 2011, into no more than 73,970 shares.

        On July 27, 2012, the Company and Kanis further amended the terms of the Convertible Notes to modify the conversion feature. As amended, the outstanding principal balance of the Convertible Notes, and accrued and unpaid interest were convertible, at the option of Kanis, at any time upon written notice given not less than 75 calendar days prior to the date of conversion, into no more than 50,000 shares of Common Stock at a conversion price of $20.00 per share.

        In connection with the February 16, 2012 amendment, the Company issued to Kanis warrants to acquire 1,000 shares of Common Stock at $19.00 per share. The warrants are exercisable on or after August 16, 2014 and expire on the earlier of (i) August 16, 2017 or (ii) that date that is 30 days after the Company gives notice to the warrant holder that the market value of one share of Common Stock has exceeded 130% of the exercise price of the warrant for 10 consecutive days on or after August 16, 2014.

        In connection with a letter agreement, dated November 11, 2014, the Company issued Kanis warrants to acquire 16,000 shares of Common Stock at $8.75 per share. In connection with a letter agreement, dated October 7, 2015, the Company agreed to amend the terms of certain outstanding warrants issued to Kanis in order to (i) extend the expiration date until November 11, 2019 and, (ii) with respect to warrants to purchase up to 15,000 shares, in total, of Common Stock, reduce the exercise price to $8.75 per share.

        On April 1, 2016, the Company and Kanis entered into an Amendment to Loan Agreement whereby the parties agreed that the following supersedes and replaces any existing conversion rights under the Convertible Notes: (1) Kanis will have the right to convert the principal balance and accrued but unpaid interest under the Convertible Notes into Common Stock at a conversion price equal to the lower of $3.60 (the closing price of Common Stock on March 31, 2016) and the closing price on the date when Kanis sends written notice to the Company exercising its conversion right; and (2) the Company will have the right to mandatorily convert the principal balance and accrued but unpaid interest under the Convertible Notes into Common Stock on the due date of the Convertible Notes or earlier upon the occurrence of a Liquidity Event, at a conversion price equal to the lower of $3.60 (the closing price of Common Stock on March 31, 2016) and a 25% discount to the price per share in the Liquidity Event.

  $3.0 Million, 8% Shareholder Note Due 2018

        On July 27, 2012, the Company executed a Loan Commitment Letter with Kanis pursuant to which the Company issued a promissory note in the principal amount of $3,000,000, which bears interest at 8% per annum, payable quarterly in arrears. The promissory note was due on July 27, 2015. There is no prepayment penalty or premium, and the promissory note is unsecured. On November 11, 2014, the Company entered into a letter agreement with Kanis whereby Kanis agreed to amend the terms of the promissory note, such that the maturity date was extended to October 1, 2016. On October 7, 2015, the Company entered into a letter agreement with Kanis whereby Kanis agreed to amend the terms of the promissory note, such that the maturity date was extended to October 1, 2018.

        In connection with the promissory note, dated July 27, 2012, the Company issued Kanis a warrant to acquire 9,000 shares of Common Stock at $10.45 per share, a third of which becomes exercisable on the issuance date and each of the first second anniversaries of the issuance date. This warrant expires on July 27, 2018. In connection with a letter agreement, dated November 11, 2014, the Company issued Kanis warrants to acquire 16,000 shares of Common Stock at $8.75 per share. In connection with a letter agreement, dated October 7, 2015, the Company agreed to amend the terms of certain outstanding warrants issued to Kanis in order to (i) extend the expiration date until November 11, 2019 and, (ii) with respect to warrants to purchase up to 15,000 shares, in total, of Common Stock, reduce the exercise price to $8.75 per share.

        On April 1, 2016, the Company and Kanis entered into an Amendment to Loan Agreement whereby the parties agreed that (1) Kanis will have the right to convert the principal balance and accrued but unpaid interest under the promissory note into Common Stock at a conversion price equal to the lower of $3.60 (the closing price of Common Stock on March 31, 2016) and the closing price on the date when Kanis sends written notice to the Company exercising its conversion right, and (2) the Company will have the right to mandatorily convert the principal balance and accrued but unpaid interest under the promissory note into Common Stock on the due date of the loan or earlier upon the occurrence of a Liquidity Event, at a conversion price equal to the lower of $3.60 (the closing price of Common Stock on March 31, 2016) and a 25% discount to the price per share in the Liquidity Event.

Potential Adverse Effects of Kanis Stock Issuance

        The issuance of the Kanis Exchange Shares will not have any immediate effect on the rights of existing stockholders, but will have a dilutive effect on the voting power and interest of current stockholders.

        The issuance of the Kanis Exchange Shares will have a dilutive effect on current stockholders in that the percentage ownership of the Company held by such current stockholders will decline as a result of the issuance of the Kanis Exchange Shares. Also, after the consummation of the Kanis Exchange, Kanis will own a majority of our total voting power and our current stockholders will have a limited ability to influence significant corporate decisions requiring stockholder approval. In addition, Kanis' ownership of a majority of our total voting power could, under certain circumstances, discourage or make more difficult and expensive for a third party to pursue a change of control of the Company.

        Since the settlement of the Kanis Exchange will not occur until the conditions described above are met, including obtaining the requisite stockholder approval for the issuance of the Kanis Exchange Shares, the exact magnitude of the dilutive effect of the Kanis Exchange cannot be conclusively determined. However, the dilutive effect will be material to current stockholders of the Company. If settlement of the Kanis Exchange occurs on August 30, 2016, the third business day following the Special Meeting, the Kanis Indebtedness would total approximately $7,900,000 (consisting of $7,500,000 of principal and $400,000 of accrued but unpaid interest) and the Company would issue approximately 4,872,032 shares of Common Stock (consisting of 4,625,347 shares in connection with the principal amount underlying the Kanis Notes, and 246,685 shares in connection with accrued but unpaid interest underlying the Kanis Notes), representing approximately [    •    ]% of the issued and outstanding shares of Common Stock after such issuance, in exchange for the Kanis Notes.

Board Approval

        In reaching its determination to approve the issuance of the Kanis Exchange Shares our Board, with advice from our management and legal advisors, considered a number of factors, including:

  •
  our financial condition, results of operations, cash flow and liquidity, including our outstanding debt obligations, the repayment of which would require us to raise additional capital;

  •
  the difficulty of raising additional capital while significant debt, relative to the Company's capitalization and cash flow, is outstanding;

  •
  our ability to raise $1,250,000 through our agreements with Haldor, which depended on reaching an agreement with Kanis regarding the exchange of the Kanis Indebtedness for equity;

  •
  our ability to mandatorily convert the principal balance under the Haldor Note (subject to the terms thereof) upon settlement of the Kanis Exchange;

  •
  our view that the Kanis Exchange will strengthen our balance sheet, provide additional financial flexibility and enhance our ability to invest available cash resources in operating activities;

  •
  the fact that our stockholders would have an opportunity to approve the issuance of the Kanis Exchange Shares; and

  •
  the availability of the exemption from registration under Section 3(a)(9) of the Securities Act of 1933, as amended, for the issuance of the Kanis Exchange Shares.

        The Board also considered the following factors adverse to the issuance of the Kanis Exchange Shares:

  •
  the fact that our current stockholders will be diluted upon settlement of the Kanis Exchange;

  •
  the fact that the ownership by Kanis of a majority of our total voting power will limit the ability of our current stockholders to influence significant corporate decisions requiring stockholder approval; and

  •
  the fact that the ownership by Kanis of a majority of our total voting power may make it more difficult and expensive for a third party to pursue a change of control of our Company.

        In view of the variety of factors considered in connection with the evaluation of the issuance of the Kanis Exchange Shares and the complexity of these matters, the Board did not find it practicable to, and did not, quantify or otherwise attempt to assign any relative weight to the various factors considered. In addition, in considering the various factors, individual members of the Board may have assigned different weights to different factors.

        After evaluating these factors for and against the issuance of the Kanis Exchange Shares, and based upon their knowledge of our business, financial condition and prospects, and the view of our management, the Board unanimously concluded that the issuance of the Kanis Exchange Shares in settlement of the Kanis Exchange is in our best interest and in the best interests of our stockholders, and recommends that all stockholders vote "FOR" the approval of this proposal at the Special Meeting.

Settlement Date of Kanis Exchange

        If the issuance of the Kanis Exchange Shares is approved by the required vote of stockholders, the Kanis Exchange will become effective on the third business day following such approval or such other date mutually agreed upon by the Company and Kanis.

Dissenters' Rights of Appraisal

        Under Delaware law, stockholders are not entitled to appraisal rights with respect to the issuance of the Kanis Exchange Shares and we will not independently provide our stockholders with any such right.

Insufficient Stockholder Vote to Approve Kanis Stock Issuance

        If the stockholders do not approve this proposal, one of the conditions to closing the Kanis Exchange will not be achieved and the Kanis Notes will remain outstanding. The Company will consider its options regarding satisfying its obligations under the Kanis Notes, including seeking financing to repay the Kanis Notes.

Required Vote

        Approval of the issuance of the Kanis Exchange Shares will require the affirmative vote of a majority of the shares of Common Stock casting votes in person or by proxy on this proposal at the Special Meeting and entitled to vote thereon. Abstentions will have the same effect as votes against this proposal.

THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE ISSUANCE OF SHARES OF COMMON STOCK IN EXCHANGE FOR OUTSTANDING PROMISSORY NOTES AND OTHER EVIDENCES OF DEBT IN THE AGGREGATE PRINCIPAL AMOUNT OF $7,500,000, PLUS ACCRUED BUT UNPAID INTEREST THEREON.

 PROPOSAL NO. 2

APPROVAL OF ISSUANCE OF SHARES

Description of Bell Stock Issuance and Vote Required

        On June 30, 2016, CDTi entered into a letter agreement (the "Bell Exchange Agreement") with Lon E. Bell, Ph.D. ("Bell"), one of its directors, pursuant to which the Company agreed to an exchange with Bell of that certain Convertible Promissory Note dated April 11, 2016 and amended and restated as of May 18, 2016, issued to Bell in the principal amount of $500,000 (the "Bell Note") plus accrued but unpaid interest thereon (the "Bell Indebtedness"), for a number of shares of Common Stock determined by dividing the Bell Indebtedness as of the date of the exchange by $1.6215 (the "Bell Exchange"). The terms and provisions of the Bell Note are further described below. On the date of the settlement of the Bell Exchange (the "Bell Settlement Date") Bell will cause delivery of the Bell Note to CDTi, and CDTi will cause delivery to Bell of the number of shares of Common Stock (the "Bell Exchange Shares") equal to (a) the Bell Indebtedness as of the Bell Settlement Date divided by (b) $1.6215 (the "Exchange Price").

        Our Common Stock is listed on The NASDAQ Capital Market and trades under the ticker symbol CDTI. The rules governing companies with securities listed on Nasdaq require stockholder approval prior to the issuance of securities when an equity compensation arrangement is made or materially amended, pursuant to which stock may be acquired by officers, directors, employees or consultants. This requirement is set forth in Nasdaq Marketplace Rule 5635(c). Nasdaq considers the issuance of common stock or securities convertible into or exercisable for common stock by a company to its officers, directors, employees, or consultants, in a private placement at a price less than the market value of the stock (the closing bid price immediately preceding the time the company enters into a binding agreement to issue the securities) a form of equity compensation. The issuance of the Bell Exchange Shares at the Exchange Price constitutes an equity compensation arrangement requiring stockholder approval under the Nasdaq Marketplace Rules.

        Settlement of the Bell Exchange is conditioned on approval by the Company's stockholders of the issuance of the Bell Exchange Shares in according with the requirements of the Nasdaq Marketplace Rules as outlined above, by the affirmative vote of a majority of the shares of Common Stock casting votes in person or by proxy on this proposal at the Special Meeting and entitled to vote thereon. Settlement of the Bell Exchange is also conditioned on the absence, as of the Bell Settlement Date, of any claim demand, cause of action, suit, proceeding, arbitration, hearing or investigation, or any judgment, order, award, writ, injunction or decree, of any nature or type threatened, pending or made by or before any governmental body that questions or challenges the lawfulness of the Bell Exchange under any law or regulation or seeks to delay, restrain or prevent the Bell Exchange. In addition, settlement of the Bell Exchange is conditioned on the absence, as of the Bell Settlement Date, of any condition or fact that, individually or in the aggregate, has or reasonably may be expected to result in a change, effect, event or circumstance that is, or would reasonably be expected to be, materially adverse to the assets, operations or condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole, excluding any changes, effects, events or circumstances related to or resulting from (i) general economic, banking, currency, capital market, regulatory, political, environmental or other similar conditions (including acts of war, declared or undeclared, armed hostilities, terrorism, weather conditions or other force majeure events), (ii) general business or economic conditions affecting the industries in which the Company operates, or (iii) the taking of any action expressly contemplated by the Bell Exchange Agreement; provided that, in each of the cases of clauses (i) and (ii), such changes do not have a materially disproportionate effect on the Company in the aggregate relative to other participants in the industries in which the Company operates.

        The Bell Exchange Agreement may be terminated at any time prior to the settlement of the Bell Exchange, and the Bell Exchange may be abandoned, notwithstanding any prior receipt of the requisite approval of the Company's stockholders, as follows: by mutual agreement of Bell and the Company; by either party if the settlement of the Bell Exchange does not occur on or before the close of business on September 15, 2016 (the "Bell End Date") for any reason (provided that the foregoing right to terminate shall not be available to any party whose action or failure to act has been a principal cause of or resulted in the failure of the settlement of the Bell Exchange to occur on or before the Bell End Date and such action or failure to act constitutes a breach of the Bell Exchange Agreement); by either party if a governmental body shall have issued an order, decree or ruling or taken any other action, in any case having the effect of permanently restraining, enjoining or otherwise prohibiting the Bell Exchange, which order, decree, ruling or other action is final and non-appealable; by either party if the requisite approval of the Company's stockholders for the issuance of the Bell Exchange Shares is not obtained at the Special Meeting (provided that the foregoing right to terminate shall not be available to any party whose action or failure to act has been a principal cause of or resulted in the failure to obtain the requisite approval of the Company's stockholders for the issuance of the Bell Exchange Shares and such action or failure to act constitutes a breach of the Bell Exchange Agreement); or by the Company concurrently with the Company's repayment in full of the Bell Note.

Purpose and Effect of the Bell Exchange

        Our Board unanimously approved the Company's entry into the Bell Exchange Agreement and the issuance of the Bell Exchange Shares for the Bell Note on June 29, 2016. Our Board believes it is in the best interests of the Company and our stockholders to reduce our outstanding indebtedness by consummating the Bell Exchange, thereby strengthening the Company's balance sheet. As such, the primary purpose of the proposed Bell Exchange is to increase the Company's financial strength by reducing outstanding debt and enhancing its ability to invest its available cash in operating activities.

        On the Settlement Date Bell will cause delivery of the Bell Note to CDTi, and CDTi will cause delivery to Bell of the Bell Exchange Shares. If settlement of the Bell Exchange occurs on August 30, 2016, the third business day following the Special Meeting, the Bell Indebtedness would total approximately $516,890 (consisting of $500,000 of principal and $16,890 of accrued but unpaid interest) and the Company would issue approximately 318,772 shares of Common Stock (consisting of 308,356 shares in connection with the principal amount underlying the Bell Note, and 10,416 shares in connection with accrued but unpaid interest underlying the Bell Note), representing approximately [    •    ]% of the issued and outstanding shares of Common Stock after such issuance, in exchange for the Bell Note.

        The Bell Exchange Shares would be part of the existing class of Common Stock and, if and when issued, would have the same rights and privileges as the shares of Common Stock presently issued and outstanding. The holders of Common Stock are not entitled to preemptive rights or cumulative voting.

        CDTi is authorized to issue 19,900,000 shares of Common Stock and 100,000 shares of Preferred Stock. As of the Record Date, [    •    ] shares of Common Stock were issued and outstanding, [    •    ] shares of Common Stock were reserved for issuance upon exercise of outstanding options and vesting of restricted stock unit awards, [    •    ] shares of Common Stock were reserved for exercise of outstanding warrants, [    •    ] shares of Common Stock were reserved for future issuance under existing equity incentive plans, and [    •    ] shares of Common Stock were reserved for issuance upon conversion of convertible notes. Settlement of the Bell Exchange will increase the number of shares of Common Stock issued and outstanding by the number of Bell Exchange Shares, resulting in dilution of the percentage ownership of the Company held by current stockholders.

Description of Bell Note

        On April 11, 2016, the Company executed a Convertible Promissory Note (the "Original Bell Note") with Bell pursuant to which Bell agreed to lend the Company $500,000 at an interest rate of

8% per annum and a maturity date of September 30, 2017. Bell had the right to convert the principal balance of the Original Bell Note and any accrued but unpaid interest thereon into Common Stock at any time prior to maturity at a conversion price equal to the lower of $3.55 (the closing price of the Common Stock on April 8, 2016) and the closing price of the Common Stock as of the date when Bell exercised his conversion right. The Company had the right to mandatorily convert the principal balance of the Original Bell Note and any accrued but unpaid interest thereon into Common Stock upon maturity at a conversion price equal to the lower of $3.55 (the closing price of the Common Stock on April 8, 2016) and the closing price of the Common Stock on the maturity date. The Company also had the right to mandatorily convert the principal amount of the Original Bell Note plus accrued but unpaid interest thereon into Common Stock concurrently with the closing of a liquidity event (a strategic investment in CDTi or a public stock offering by CDTi) at a conversion price equal to the lower of $3.55 (the closing price of the Common Stock on April 8, 2016) and a 25% discount to the per share price in the liquidity event.

        On May 18, 2016, the Company and Bell amended and restated the Original Bell Note to amend the conversion features contained therein (as amended and restated, the "Bell Note"). The Bell Note provides for interest at a rate of 8% per annum, matures on September 30, 2017 and bears no prepayment penalty. The Bell Note, which originally had a floating conversion price, now permits Bell to convert the principal balance of the Bell Note and any accrued but unpaid interest thereon at any time before payment into shares of Common Stock at a fixed conversion price of $3.55 per share (subject to adjustment for stock splits, reverse stock splits, and similar events), which was the closing consolidated bid price of the Common Stock on the trading day immediately prior to the original date of issuance. In addition, the Company has the right to mandatorily convert the principal balance of the Bell Note plus any accrued but unpaid interest into Common Stock at a conversion price of $3.55 per share upon the earlier of the maturity date and the closing of a liquidity event (a strategic investment in CDTi or a public stock offering by CDTi) if, and only if, the conversion price is less than the average closing price of the Common Stock for the five consecutive trading days ending on the trading day immediately preceding the date the Company exercises its conversion rights.

Potential Adverse Effects of Bell Stock Issuance

        The issuance of the Bell Exchange Shares will not have any immediate effect on the rights of existing stockholders, but will have a dilutive effect on the voting power and interest of current stockholders.

        The issuance of the Bell Exchange Shares will have a dilutive effect on current stockholders in that the percentage ownership of the Company held by such current stockholders will decline as a result of the issuance of the Bell Exchange Shares. This also means that our current stockholders will own a smaller interest in the Company as a result of the issuance of the Bell Exchange Shares and therefore have less ability to influence significant corporate decisions requiring stockholder approval.

        Since the settlement of the Bell Exchange will not occur until the conditions described above are met, including obtaining the requisite stockholder approval for the issuance of the Bell Exchange Shares, the exact magnitude of the dilutive effect of the Bell Exchange cannot be conclusively determined. If settlement of the Bell Exchange occurs on August 30, 2016, the third business day following the Special Meeting, the Bell Indebtedness would total approximately $516,890 (consisting of $500,000 of principal and $16,890 of accrued but unpaid interest) and the Company would issue approximately 318,772 shares of Common Stock (consisting of 308,356 shares in connection with the principal amount underlying the Bell Note, and 10,416 shares in connection with accrued but unpaid interest underlying the Bell Note), representing approximately [    •    ]% of the issued and outstanding shares of Common Stock after such issuance, in exchange for the Bell Note.

Board Approval

        In reaching its determination to approve the issuance of the Bell Exchange Shares our Board, with advice from our management and legal advisors, considered a number of factors, including:

  •
  our financial condition, results of operations, cash flow and liquidity, including our outstanding debt obligations, the repayment of which would require us to raise additional capital;

  •
  the difficulty of raising additional capital while significant debt, relative to the Company's capitalization and cash flow, is outstanding;

  •
  our view that the Bell Exchange will strengthen our balance sheet, provide additional financial flexibility and enhance our ability to invest available cash resources in operating activities;

  •
  the fact that our stockholders would have an opportunity to approve the issuance of the Bell Exchange Shares; and

  •
  the availability of the exemption from registration under Section 3(a)(9) of the Securities Act of 1933, as amended, for the issuance of the Bell Exchange Shares.

        The Board also considered the following factors adverse to the issuance of the Bell Exchange Shares:

  •
  the fact that our current stockholders will be diluted upon settlement of the Bell Exchange.

        In view of the variety of factors considered in connection with the evaluation of the issuance of the Bell Exchange Shares and the complexity of these matters, the Board did not find it practicable to, and did not, quantify or otherwise attempt to assign any relative weight to the various factors considered. In addition, in considering the various factors, individual members of the Board may have assigned different weights to different factors.

        After evaluating these factors for and against the issuance of the Bell Exchange Shares, and based upon their knowledge of our business, financial condition and prospects, and the view of our management, the Board unanimously concluded that the issuance of the Bell Exchange Shares in settlement of the Bell Exchange is in our best interest and in the best interests of our stockholders, and recommends that all stockholders vote "FOR" the approval of this proposal at the Special Meeting.

Settlement Date of Bell Exchange

        If the issuance of the Bell Exchange Shares is approved by the required vote of stockholders, the Bell Exchange will become effective on the third business day following such approval or such other date mutually agreed upon by the Company and Bell.

Dissenters' Rights of Appraisal

        Under Delaware law, stockholders are not entitled to appraisal rights with respect to the issuance of the Bell Exchange Shares and we will not independently provide our stockholders with any such right.

Insufficient Stockholder Vote to Approve Bell Stock Issuance

        If the stockholders do not approve this proposal, one of the conditions to closing the Bell Exchange will not be achieved and the Bell Note will remain outstanding. The Company will consider its options regarding satisfying its obligations under the Bell Note, including seeking financing to repay the Bell Note.

Required Vote

        Approval of the issuance of the Bell Exchange Shares will require the affirmative vote of a majority of the shares of Common Stock casting votes in person or by proxy on this proposal at the Special Meeting and entitled to vote thereon. Abstentions will have the same effect as votes against this proposal.

THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE ISSUANCE OF SHARES OF COMMON STOCK IN EXCHANGE FOR THE OUTSTANDING PROMISSORY NOTE IN THE PRINCIPAL AMOUNT OF $500,000, PLUS ACCRUED BUT UNPAID INTEREST THEREON.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information known to us regarding the beneficial ownership of Common Stock as of June 30, 2016 by: 1) each person known to CDTi to beneficially own more than five percent of its outstanding shares of Common Stock; 2) each of CDTi's directors; 3) each of CDTi's Named Executive Officers; and 4) all directors and executive officers as a group.

        Unless otherwise noted below, the address of each beneficial owner listed in the table is in care of Clean Diesel Technologies, Inc., 1621 Fiske Place, Oxnard, California, 93033 U.S.A.

Name of Beneficial Owner	Number of Shares Beneficially Owned(1)	Percentage of Shares Outstanding(2)
Directors, Named Executive Officers and all Directors and Named Executive Officers as a Group:
Dr. Till Becker, Director	3,849	*
Lon E. Bell, Ph.D., Director(3)	171,389	4.2%
Mungo Park, Director(4)	9,544	*
Matthew Beale, President, Chief Executive Officer and Director(5)	64,937	1.6%
Stephen J. Golden, Ph.D., Chief Technology Officer and Vice President(6)	33,038	*
Christopher J. Harris, Former President and Chief Operating Officer	10,000	*
David E. Shea, Former Chief Financial Officer(7)	14,910	*
Pedro J. Lopez-Baldrich, Former General Counsel, Corporate Secretary and Vice President	6,703	*
Directors and executive officers as a group (7 persons)(8)	286,757	7.2%

*
Less than 1%

(1)
To our knowledge, unless otherwise indicated in the footnotes to this table, we believe that each of the persons named in the table has sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to community property laws where applicable (or other beneficial ownership shared with a spouse) and the information contained in this table and these notes.

Beneficial ownership has been determined in accordance with SEC rules, which generally attribute beneficial ownership of securities to each person who possesses, either solely or shared with others, the power to vote or dispose of those securities. These rules also treat as beneficially owned all shares that a person would receive upon 1) exercise of stock options or warrants held by that person that are immediately exercisable or exercisable within 60 days of the determination date; and 2) vesting of restricted stock units held by that person that vest within 60 days of the determination date, which is June 30, 2016 for this purpose. Such shares are deemed to be outstanding for the purpose of computing the number of shares beneficially owned and the percentage ownership of the person holding such options, warrants or restricted stock units, but these shares are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(2)
The percent of CDTi beneficially owned is based on 3,915,493 shares of Common Stock issued and outstanding on June 30, 2016, together with the applicable stock options, restricted stock units and warrants for that stockholder or group of stockholders calculated in accordance with SEC rules.

(3)
For Dr. Bell, includes a warrant to acquire 8,000 shares at $6.25 per share, and a convertible promissory note convertible into 140,845 shares. 16,000 shares and the warrant are held in the Bell Family Trust for which Dr. Bell serves as Trustee and has sole voting and investment control over such securities.

(4)
For Mr. Park, includes 3,000 shares subject to options currently exercisable.

(5)
For Mr. Beale, includes 50,000 shares subject to options exercisable within 60 days and 1,507 shares subject to restricted stock units issuable within 60 days.

(6)
For Dr. Golden, includes 22,087 shares subject to options currently exercisable and 2,806 shares subject to restricted stock units issuable within 60 days. 1,711 shares are held in the Golden Family Trust for which Dr. Golden serves as Trustee and has sole voting and investment control over such securities.

(7)
For Mr. Shea, includes 9,788 shares subject to options currently exercisable and 1,816 shares subject to restricted stock units issuable within 60 days.

(8)
Includes warrants to acquire 8,000 shares, a convertible promissory note convertible into 140,845 shares, 75,087 shares subject to options currently exercisable and 8,313 shares subject to restricted stock units issuable within 60 days. Excludes the beneficial ownership of Mr. Harris and Mr. Lopez-Baldrich who each resigned from the Company effective December 11, 2015, and Mr. Shea, who resigned from the Company effective May 31, 2016.

HOUSEHOLDING OF PROXY MATERIALS

        The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as "householding," potentially means extra convenience for stockholders and cost savings for companies.

        This year, a number of brokers with account holders who are CDTi stockholders will be "householding" our proxy materials. A single annual report and proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement and annual report, or, if you share an address with another Company stockholder and are receiving multiple copies of annual reports and proxy statements but only wish to receive a single copy of such materials, you may:

  •
  if you are a stockholder of record, direct your written request to our transfer agent, American Stock Transfer and Trust Company, LLC (in writing: Attn: Proxy Dept., 6201 15th Avenue, Third Floor, Brooklyn, NY 11219, U.S.A.; or by telephone: in the United States, 1-800-PROXIES (1-800-776-9437) and outside the United States, 1-718-921-8500); or

  •
  if you are not a stockholder of record, notify your broker.

        CDTi will promptly deliver, upon request, a separate copy of the annual report and proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered. If you currently receive multiple copies of the proxy statement at your address and would like to request "householding" of these communications, please contact your broker if you are not a stockholder of record; or contact our transfer agent if you are a stockholder of record, using the contact information provided above.

 OTHER MATTERS

        The Board knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the Special Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By order of the Board of Directors,

Matthew Beale Chief Executive Officer
Oxnard, California [•], 2016

If you would like to reduce the costs incurred by our company in mailing proxy 1234567 VOTE BY MAIL 123,456,789,012.12345 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. The Board of Directors recommends you vote FOR proposals 1 and 2. 1. To approve, in exchange for outstanding promissory notes and other evidences of debt in the aggregate principal amount of $7,500,000 plus accrued but unpaid interest thereon (the "Kanis Indebtedness"), the issuance of a number of shares of our common stock determined by dividing the Kanis Indebtedness as of the date of the exchange by $1.6215. For 0 Against 0 Abstain 0 0 0 0 2. To approve, in exchange for an outstanding promissory note in the aggregate principal amount of $500,000 plus accrued but unpaid interest thereon (the "Bell Indebtedness"), the issuance of a number of shares of our common stock determined by dividing the Bell Indebtedness as of the date of the exchange by $1.6215. NOTE: To transact any other business that may properly come before the Special Meeting or any adjournments or postponements of the Special Meeting. John Sample attorney, executor, administrator, or other fiduciary, please give full ANY CITY, ON A1A 1A1 partnership name, by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 02 0000000000 1 OF 1 1 2 0000296365_1 R1.0.1.25 Please sign exactly as your name(s) appear(s) hereon. When signing as title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 1234 ANYWHERE STREET SHARES CUSIP # JOB #SEQUENCE # VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 John Sample 234567P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. 1234567 Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. NAME THE COMPANY NAME INC. - COMMON THE COMPANY NAME INC. - CLASS A THE COMPANY NAME INC. - CLASS B THE COMPANY NAME INC. - CLASS C THE COMPANY NAME INC. - CLASS D THE COMPANY NAME INC. - CLASS E THE COMPANY NAME INC. - CLASS F THE COMPA N Y NAME INC. - 401 K CONTROL # SHARES123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 x PAGE1 OF 2 CLEAN DIESEL TECHNOLOGIES, INC. 1621 FISKE PLACE OXNARD, CA 93033 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 8 8 8 1 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 234567 234567 234567 234567

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Proxy Statement is available at www.proxyvote.com CLEAN DIESEL TECHNOLOGIES, INC. Special Meeting of Stockholders August 25, 2016 10:00 AM This proxy is solicited by the Board of Directors The undersigned stockholder of Clean Diesel Technologies, Inc. hereby appoints Matthew Beale and Tracy Kern and each of them acting individually, with full power of substitution in each, the proxies of the undersigned, to represent the undersigned and vote all shares of Clean Diesel Technologies, Inc. Common Stock that the undersigned may be entitled to vote at the Special Meeting of Stockholders to be held at Clean Diesel Technologies, Inc. located at 1621 Fiske Place, Oxnard, California, 93033 on Thursday, August 25, 2016 at 10:00 a.m. Pacific Time and at any and all adjournments or postponements thereof, as indicated on the reverse side. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted "FOR" Proposal 1 and "FOR" Proposal 2. This proxy also delegates discretionary authority to vote upon such other matters of which Clean Diesel Technologies, Inc. does not have advance notice that may properly come before the Special Meeting and any and all postponements or adjournments thereof, and upon matters incidental to the conduct of the Special Meeting and any and all postponements or adjournments thereof. Continued and to be signed on reverse side 0000296365_2 R1.0.1.25

QuickLinks

QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT AND VOTING
PROPOSAL NO. 1 APPROVAL OF ISSUANCE OF SHARES
PROPOSAL NO. 2 APPROVAL OF ISSUANCE OF SHARES
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
HOUSEHOLDING OF PROXY MATERIALS
OTHER MATTERS